UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2025

Black Hawk Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41984	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166 Danville, CA	94506
(Address of principal executive offices)	(Zip Code)

(952) 217-4482

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-fifth of one right	BKHAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BKHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one ordinary share	BKHAR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at an extraordinary general meeting of shareholders held on July 8, 2025 (the “Meeting”), Black Hawk Acquisition Corporation (the “Company”) entered into an amendment to the investment management trust agreement dated as of March 20, 2024, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination on a month-to-month basis, beginning on June 22, 2025, until December 22, 2026 (the “Termination Date”), by depositing $150,000 for each one-month extension into the Company’s Trust Account (the “Extension Payment”). In addition, in the event that the Company fails to timely make a payment for any given month during the eighteen (18) month period the Company elects to make an extension, the Company shall have a period of forty-five (45) days to pay any applicable past due payment, which shall be calculated to be equal to the principal of the past due payment (the “Cure Period”). If the Company fails to make any applicable past due payment during the Cure Period, then the Company shall immediately cease all operations, except for the purpose of winding up, and liquidate and dissolve with the same effect as if the Company failed to complete a business combination by the Termination Date.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, filed hereto as Exhibit 10.1, and is incorporated by reference herein.

The Company has completed an initial payment of $150,000.00 pursuant to the Trust Amendment and such initial payment has been deposited into the Company's trust account to extend the time the Company has to complete a business combination until July 22, 2025.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s shareholders at the Meeting on July 8, 2025, the Company amended the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”), in the form set forth in Annex A to the definitive proxy statement, as supplemented, filed with the Securities and Exchange Commission on June 10, 2025 (the “Extension Amendment”), reflecting the extension of the date by which the Company must consummate a business combination from June 22, 2025 up to eighteen (18) times, each comprised of one month each (each an “Extension”) up to December 22, 2026 (i.e., for a period of time ending up to 33 months after the consummation of its initial public offering (the “IPO”)) for a total of eighteen (18) months after June 22, 2025 (assuming a business combination has not occurred).

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Form of Amendment to the Second Amended and Restated Memorandum and Articles of Association, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 8, 2025, the Company held the Meeting. At the Meeting, the Company’s shareholders approved the following proposals: (1) a proposal to approve the Extension Amendment by a special resolution (the “Extension Amendment Proposal”), (2) a proposal to approve the Trust Agreement Amendment by an ordinary resolution, and (3) a proposal to adjourn the Meeting to a later date if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal presented at the Meeting were approved by the Company’s shareholders. The final voting results for each proposal are set forth below:

1.	Extension Amendment Proposal

The Extension Amendment Proposal was approved by special resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTENTIONS
5,857,684	1,561,829	124,343

2.	Trust Agreement Amendment Proposal

The Trust Agreement Amendment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTENTIONS
5,857,684	1,561,829	124,343

3.	Adjournment Proposal

The Adjournment Proposal was approved by ordinary resolution of the Company’s shareholders, and received the following votes:

FOR	AGAINST	ABSTENTIONS
5,857,684	1,561,829	124,343

Although Proposal 3 was approved, adjournment of the Meeting was not necessary or appropriate because the Company’s shareholders approved Proposal No. 1 to approve the Extension Amendment Proposal and Proposal No.2 to approve the Trust Agreement Amendment Proposal.

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Meeting, holders of 4,775,923 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $51,010,745.30 (approximately $10.68 per share) will be removed from the Trust Account to pay such holders and approximately $22,686,871.39 will remain in the Trust Account. Following the Redemption, the Company will have 2,124,077 public ordinary shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Form of Amendment to Second Amended and Restated Memorandum and Articles of Association.

10.1	Amendment to the Investment Management Trust Agreement, dated July 8, 2025, by and between Black Hawk Acquisition Corp and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2025

Black Hawk Acquisition Corporation

By:	/s/ Kent Louis Kaufman
Name:	Kent Louis Kaufman
Title:	Chief Executive Officer

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